CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          AMERICAN TISSUE HOLDINGS INC.


It is hereby certified that:

     1. The name of the Corporation is:

                         American Tissue Holdings. Inc.

     2. The Certificate of Incorporation is hereby amended by striking out
Article 1 thereof and by substituting in lieu of said Article the following new
Article 1:

              The name of the Corporation is: American Tissue Inc.

     3. The Amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The effective time of the amendment herein certified shall be April 16, 1999.



                                             /s/ Mehdi Gabayzadeh
                                             ----------------------------
                                             Mehdi Gabayzadeh, President















                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 04/22/1999
                                                         991159716 -- 2933958

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 BALLANTINE INC.

                          ----------------------------

It is hereby certified that:

     1. The name of the Corporation is:

                                 Ballantine Inc.

     2. The Certificate of Incorporation is hereby amended by striking out
Article 1 thereof and by substituting in lieu of said Article the following new
Article 1:

               The name of the Corporation is: American Tissue Holdings Inc.

     3. The Amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The effective time of the amendment herein certified shall be August 21, 1998.



                                             /s/ Mehdi Gabayzadeh
                                             ----------------------------
                                             Mehdi Gabayzadeh, President









                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/10/1998
                                                         981353323 - 2933958

    STATE OF DELAWARE
    SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/17/1998
   981321165 - 2933958






                          CERTIFICATE OF INCORPORATION

                                       OF

                                 BALLANTINE INC.


FIRST:    The name of this corporation is BALLANTINE INC.

SECOND: Its registered office in the State of Delaware is to be located at 15 North Street, in the City of Dover, County of Kent, 19901. The registered agent in charge thereof is Nationwide Information Services, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The amount of the total authorized capital stock of this corporation is 200 without par value.

FIFTH: The name and mailing address of the incorporator is as follows: Gina Carney, c/o Nationwide Information Services, Inc., 52 James Street, Albany, NY 12207.


     I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 17th day of August, 1998.



                                                  /s/ Gina Carney
                                                  ------------------------
                                                  Gina Carney
                                                  Incorporator

                               State of Delaware

                       Office of the Secretary of State

                                   ----------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AMERICAN TISSUE INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF SEPTEMBER, A.D. 1999, AT 9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.






[SEAL]                                /s/ Edward J. Freel, Secretary of State
                                      ---------------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:  9959228

                                               DATE:  09-08-99

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              AMERICAN TISSUE INC.


It is hereby certified that:

     1. The name of the Corporation is:

               American Tissue Inc.

     2. The Certificate of Incorporation is hereby amended by adding the following new Article Sixth:

          SIXTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to
     Section 174of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal to this Article Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     3. The Amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

     The effective time of the amendment herein certified shall be July 30, 1999.



                                                     /s/ Mehdi Gabayzadeh
                                                     ---------------------------
                                                     Mehdi Gabayzadeh, President